UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2021

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HANCOCK WHITNEY CORPORATION
(Exact Name of Registrant as Specified in Charter) ________________
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Hancock Whitney Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)	39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class COMMON STOCK, $3.33 PAR VALUE 6.25% SUBORDINATED NOTES	Trading Symbol HWC HWCPZ	Name of Exchange on Which Registered The NASDAQ Stock Market, LLC The NASDAQ Stock Market, LLC

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

During the month of September, the Company is participating in several investor meetings and calls. The meetings and calls are not being webcast. The investor presentation included as Exhibit 99.1 to this report on Form 8-K, contains reference slides which will be used during these meetings. These slides provide select updated mid-quarter data and guidance, including current discussion points regarding the impact of Hurricane Ida on our Louisiana markets.

In accordance with the General Instruction B.2 of Form 8-K, the information presented herein pursuant to Item 7.01, “Regulation FD,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchanges Act of 1934, as amended (the “Exchange Act”), nor shall the information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Presentation slides dated September 1, 2021 (furnished with the Commission as part of this form 8-K)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK WHITNEY CORPORATION

September 1, 2021	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer